
                                                                                                                        EXHIBIT 99.1


[GOLDMAN SACHS LOGO]
                                                     GSAMP 2002 WMC-1
                                                  Portfolio Summary Report
                                               Prepared by Goldman, Sachs & CO.

----------------------------------------------------------------------------------------------------------------------------------
Pg Pool Classification        Loans     Principal Balance     Curr WAC     Orig WAM     Am WAM     St WAM    COMOLTV     FICO

----------------------------------------------------------------------------------------------------------------------------------

0001 CONFORMING               2,253      $287,961,559.30        8.553        345.40      357.02    344.03     91.44     638.558
0002 NON CONFORMING             785      $167,101,952.31        8.556        334.93      356.43    333.56     90.32     642.186

----------------------------------------------------------------------------------------------------------------------------------

*** TOTALS ***                3,038      $455,063,511.61

----------------------------------------------------------------------------------------------------------------------------------

Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or
(ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs
International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman
Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and
Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in
Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a
Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]


Project:                   GSAMP 2002 WMC-1
Deal Name                  CONFORMING

Loans    Principal Balance   Curr WAC   Orig WAM    Am WAM    St WAM   St Age   1st Cap    Per Cap     Life Ca    MTR 7/0
---------------------------------------------------------------------------------------------------------------------------
2,253      $287,961,559.30      8.553     345.40     357.02    344.03    0.37      1.594      1.000      14.754     23.37
---------------------------------------------------------------------------------------------------------------------------


TABLE (CONTINUED)

Loans    Margin    _Minra    SUBOLTV    COMOLTV   PP Rter      FICO
---------------------------------------------------------------------
2,253    6.024      8.268    76.50       91.44     22.50     638.558
---------------------------------------------------------------------


  Current Rate           Principal Balance           Orig Term            Rem Term                  AM WAM                    Age
------------------------------------------------------------------------------------------------------------------------------------
5-5.9%      0.52    $0 - $50,000          5.99      180    8.08    121 - 180 mths   8.08     Missing            0.03       0   64.90
6-6.9%     11.39    $50,000 - $100,00    11.53      240    0.05    181 - 240 mths   0.05     121 - 180 mths     0.71       1   33.19
7-7.9%     36.49    $100,000 - $150,0    19.05      360   91.87    301 - 360 mths  91.87     181 - 240 mths     0.18       2    1.64
8-8.9%     25.17    $150,000 - $200,0    22.41                                               241 - 300 mths     0.06       3    0.21
9-9.9%     12.61    $200,000 - $250,0    22.27                                               301 - 360 mths    98.99       5    0.06
10-10.9%    5.94    $250,001 - $275,0     8.51                                               361 - 420 mths     0.01
11-11.9%    3.81    $275,001 - $350,0     9.00
12-12.9%    1.85    $350,001 - $450,0     1.08
13-13.9%    1.94    $450,001 - $550,0     0.16
14-14.9%    0.28
------------------------------------------------------------------------------------------------------------------------------------


      Geography                  City                  Zip                Property Type           Nbr Units
----------------------------------------------------------------------------------------------------------------
California      53.80      LOS ANGE    3.26      91344       0.81      SINGLE FAM    69.10     1         92.97
Arizona          5.54      PHOENIX     1.60      93033       0.79      CONDO         10.79     2          3.91
Florida          3.78      OXNARD      1.55      91335       0.67      PUD DET       10.46     4          1.62
New York         3.22      SAN DIEG    1.39      91342       0.66      2-4 FAMILY     7.23     3          1.50
Texas            2.83      LONG BEA    1.26      93030       0.66      PUD ATT        2.29
Pennsylvani      2.73      SIMI VAL    1.12      91304       0.65      MAN HOUSING    0.11
Colorado         2.69      CORONA      0.98      93063       0.56                     0.01
Virginia         2.66      LAS VEGA    0.95      93065       0.56
Illinois         2.49      GRANADA     0.81      90808       0.55
Massachuset      2.49      MESA        0.81      91331       0.50
Michigan         2.11      GLENDALE    0.80      92882       0.47
Georgia          2.10      SACRAMEN    0.76      94806       0.44
*More*          13.57      *More*     84.72      *More*     92.67
----------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
Geography                     Purpose                          Subj OLTV                  Comb OLTV
----------------------------------------------------------------------------------------------------------------------
California                    Purchase            62.18        Missing         0.09       0.01-50.00       0.92
Arizona                       Cash out Refi       31.97        0.01-50.00      8.47       50.01-60.0       1.61
Florida                       Rate/Term Ref       5.85         50.01-60.0      1.80       60.01-70.0       4.23
New York                                                       60.01-70.0      4.29       70.01-75.0       3.77
Texas                                                          70.01-75.0      4.76       75.01-80.0       8.46
Pennsylvani                                                    75.01-80.0     52.28       80.01-85.0       8.84
Colorado                                                       80.01-85.0      9.21       85.01-90.0      11.71
Virginia                                                       85.01-90.0     11.46       90.01-95.0      11.79
Illinois                                                       90.01-95.0      6.69       95.01-100.      48.67
Massachuset                                                    95.01-100.      0.95
Michigan
Georgia
*More*
----------------------------------------------------------------------------------------------------------------------


       Occupancy                   FICO                     Doc                     Amort                Grade
--------------------------------------------------------------------------------------------------------------------------
Owner Occu       94.79      Missing      0.05      Full Doc        46.66     2/28 ARM      79.66      A       24.42
Investment        4.16      500-539      5.54      Streamlined     25.24     3/27 ARM       5.36      A-      13.77
Second Hom        1.05      540-559      4.48      Stated Doc      16.21     Fixed         14.99      AA      45.68
                            560-579      5.28      Alt Doc          5.27                              B        8.52
                            580-599      6.88      Lite Doc         3.92                              B+       6.24
                            600-619     11.12      Limited Doc      2.59                              C        1.37
                            620-639     16.22                       0.12
                            640-659     17.49
                            660-679     11.80
                            680-699      6.99
                            700-719      5.67
                            720-739      3.64
                            *More*       4.83
--------------------------------------------------------------------------------------------------------------------------


      Margins             1st Rate Cap         Per Rate Cap         1st Rate Adj Dt             Life Adj Cap
---------------------------------------------------------------------------------------------------------------------
Missing       15.08               14.99                14.99                    14.99       N/A             15.08
0.01-3.00      0.09       1.00     0.07        1.00    85.01       FEB2003       0.07       9.00- 9.49%      0.09
3.01-5.00     12.39       1.50    79.59                            MAR2004       0.06       11.00-11.49%     0.09
5.01-6.00     35.02       3.00     5.36                            MAY2004       0.12       11.50-11.99%     0.04
6.01-6.50     16.23                                                JUN2004       1.04       12.00-12.49%     0.56
6.51-7.00      9.07                                                JUL2004      25.42       12.50-12.99%     1.28
7.01-7.50      4.34                                                AUG2004      52.91       13.00-13.49%    10.02
7.51-8.00      6.92                                                SEP2004       0.09       13.50-13.99%     8.11
8.01-8.50      0.65                                                MAY2005       0.07       14.00-14.49%    21.83
8.51-9.00      0.22                                                JUN2005       0.17       14.50-14.99%     7.47
                                                                   JUL2005       2.31       15.00-15.49%    17.30
                                                                   *More*        2.76       *More*          18.13


TABLE (CONTINUED)
      Margins                Prepay Months         Sect 32            Balloons
--------------------------------------------------------------------------------
Missing                      0.00    12.43      N     100.00               92.60
0.01-3.00                   12.00     3.73                          Y       7.40
3.01-5.00                   24.00    70.64
5.01-6.00                   36.00    10.20
6.01-6.50                   60.00     3.00
6.51-7.00
7.01-7.50
7.51-8.00
8.01-8.50
8.51-9.00
--------------------------------------------------------------------------------


Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or
(ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs
International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman
Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and
Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in
Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a
Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]


Project:           GSAMP 2002 WMC-1
Deal Name          NON CONFORMING


Loans    Principal Balance    Curr WAC    Orig WAM    Am WAM    St WAM    St Age     1st Cap     Per Cap     Life Ca    MTR 7/0
---------------------------------------------------------------------------------------------------------------------------------
  785      $167,101,952.31       8.556      334.93    356.43    333.56      0.38       1.620       1.000      14.486      23.47
---------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)

Loans      Margin     _Minra     SUBOLTV    COMOLTV    PP Rter     FICO
-------------------------------------------------------------------------
  785       5.834      7.997       73.17      90.32      23.99  642.186
-------------------------------------------------------------------------


  Current Rate           Principal Balance         Orig Term             Rem Term                    AM WAM              Age
------------------------------------------------------------------------------------------------------------------------------------
5-5.9%      0.19    $0 - $50,000         1.57    180     13.79    121 - 180 Mths    13.79    121 - 180 Mths  0.89    0       64.92
6-6.9%     13.38    $50,000 - $100,00   11.30    240      0.21    181 - 240 Mths     0.21    181 - 240 Mths  0.42    1       33.14
7-7.9%     32.90    $100,000 - $150,0    6.02    360     86.00    301 - 360 Mths    86.00    301 - 360 Mths 98.69    2        1.26
8-8.9%     29.61    $150,000 - $200,0    3.74                                                                        3        0.68
9-9.9%     11.94    $200,000 - $250,0    2.27
10-10.9%    3.03    $250,001 - $275,0    0.96
11-11.9%    4.36    $275,001 - $350,0   19.90
12-12.9%    2.34    $350,001 - $450,0   30.15
13-13.9%    1.75    $450,001 - $550,0   14.25
14-14.9%    0.49    $550,001 - $650,0    7.44
                    $650,001 - $750,0    2.41
------------------------------------------------------------------------------------------------------------------------------------


    Geography                         City                      Zip                  Property Type          Nbr  Units
---------------------------------------------------------------------------------------------------------------------------
  California        68.54    LOS ANGE        7.80      94080          1.89       SINGLE FAM      73.56      1    94.39
  Florida            3.22    SAN DIEG        2.03      91364          1.60       PUD DET         13.86      2     3.28
  New York           3.20    SOUTH SA        1.89      90045          1.17       2-4 FAMILY       5.61      4     1.91
  Arizona            2.23    WOODLAND        1.83      95132          1.10       CONDO            5.46      3     0.42
  Virginia           2.22    SAN JOSE        1.69      92019          1.02       PUD ATT          1.47
  Texas              1.95    VENTURA         1.54      91011          0.95       MAN HOUSING      0.04
  Pennsylvani        1.92    LONG BEA        1.10      94547          0.88
  New Jersey         1.70    EL CAJON        1.02      92677          0.87
  Maryland           1.63    HAYWARD         1.01      84020          0.85
  Massachuset        1.55    CAMARILL        0.97      91006          0.81
  Michigan           1.47    LA CANAD        0.95      90275          0.81
  Utah               1.30    SCOTTSDA        0.95      90035          0.77
  *More*             9.05    *More*         77.21      *More*        87.29
---------------------------------------------------------------------------------------------------------------------------


TABLE (CONTINUED)

  Geography                Purpose                 Subj OLTV                 Comb OLTV
----------------------------------------------------------------------------------------------
 California        Purchase        58.07       0.01-50.00   13.69       0.01-50.00      0.57
 Florida           Cash out Refi   35.97       50.01-60.0    1.09       50.01-60.0      0.90
 New York          Rate/Term Ref   5.96        60.01-70.0    4.78       60.01-70.0      4.42
 Arizona                                       70.01-75.0    7.04       70.01-75.0      3.84
 Virginia                                      75.01-80.0   45.23       75.01-80.0     14.06
 Texas                                         80.01-85.0    9.04       80.01-85.0      9.40
 Pennsylvani                                   85.01-90.0   11.97       85.01-90.0     14.31
 New Jersey                                    90.01-95.0    6.95       90.01-95.0     13.36
 Maryland                                      95.01-100.    0.22       95.01-100.     39.15
 Massachuset
 Michigan
 Utah
 *More*
----------------------------------------------------------------------------------------------


    Occupancy                FICO                 Doc                     Amort             Grade
---------------------------------------------------------------------------------------------------------
Owner Occu   95.93     Missing   0.02    Full Doc      40.97       2/28 ARM   61.44      A      30.42
Investment    2.82     500-539   6.41    Streamlined   25.34       3/27 ARM    5.55      A-     16.00
Second Hom    1.25     540-559   3.30    Stated Doc    16.07       Fixed      33.01      AA     39.23
                       560-579   4.78    Alt Doc        8.95                             B       8.63
                       580-599   8.19    Limited Doc    4.67                             B+      4.04
                       600-619  10.01    Lite Doc       3.94                             C       1.69
                       620-639  13.76                   0.06
                       640-659  16.13
                       660-679  11.47
                       680-699   9.15
                       700-719   6.72
                       720-739   4.30
                       *More*    5.77
----------------------------------------------------------------------------------------------------------


     Margins              1st Rate Cap       Per Rate Cap           1st Rate Adj  Dt            Life Adj Cap
--------------------------------------------------------------------------------------------------------------------
Missing      33.01                33.01              33.01                       33.01      N/A            33.01
3.01-5.00    14.68        1.00     0.53      1.00    66.99          FEB2003       0.53      12.00-12.49%    0.19
5.01-6.00    27.52        1.50    60.91                             MAY2004       0.41      12.50-12.99%    1.12
6.01-6.50    14.06        3.00     5.55                             JUN2004       1.10      13.00-13.49%   12.22
6.51-7.00     4.03                                                  JUL2004      20.14      13.50-13.99%    6.81
7.01-7.50     3.06                                                  AUG2004      38.97      14.00-14.49%   20.22
7.51-8.00     2.86                                                  SEP2004       0.28      14.50-14.99%    6.48
8.01-8.50     0.32                                                  JUL2005       2.32      15.00-15.49%   11.91
8.51-9.00     0.46                                                  AUG2005       3.23      15.50-15.99%    2.12
                                                                                            16.00-16.49%    4.17
                                                                                            16.50-16.99%    0.65
                                                                                            *More*          1.10
--------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)

 Margins        Prepay Months          Sect 32         Balloons
------------------------------------------------------------------
Missing         0.00   15.87          N    99.55           87.10
3.01-5.00      12.00    6.34          Y    0.45        Y   12.90
5.01-6.00      24.00   56.07
6.01-6.50      36.00   12.00
6.51-7.00      60.00    9.72
7.01-7.50
7.51-8.00
8.01-8.50
8.51-9.00
------------------------------------------------------------------

Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or
(ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs
International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman
Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and
Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in
Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a
Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.